UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07- Submission of Matters to a Vote of Security Holders.

On August 9, 2018, Destination XL Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters submitted at the Annual Meeting by the Board of Directors of the Company to a vote of stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors.

The Company’s stockholders elected nine directors to hold office until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The results of the voting were as follows:

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Seymour Holtzman	37,624,137	1,578,066	59,596	7,652,186
David A. Levin	38,314,634	934,968	12,197	7,652,186
Jack Boyle	38,709,719	492,334	59,746	7,652,186
Lionel F. Conacher	35,156,667	4,092,785	12,347	7,652,186
John E. Kyees	38,826,987	422,465	12,347	7,652,186
Willem Mesdag	38,323,371	926,131	12,297	7,652,186
Ward K. Mooney	37,734,173	1,467,930	59,696	7,652,186
Mitchell S. Presser	37,661,988	1,540,115	59,696	7,652,186
Ivy Ross	38,628,953	573,100	59,746	7,652,186

Proposal 2: Advisory Vote on Compensation of Named Executive Officers.

The compensation of the Company's named executive officers was approved by a non-binding advisory vote based upon the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
34,279,177	4,888,555	94,067	7,652,186

Proposal 3: Approval of Amendment to the Restated Certificate of Incorporation to modify certain protective transfer restrictions designed to preserve the Company’s ability to utilize its net operating loss carryforwards.

The Amendment to the Company’s Restated Certificate of Incorporation was approved by a majority of the outstanding shares entitled to vote based upon the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
38,920,621	323,936	17,242	7,652,186

Proposal 4: Ratification of Appointment of Independent Registered Public Accountants.

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending February 2, 2019 was ratified based upon the following votes:

FOR	AGAINST	ABSTAIN
46,888,918	11,705	13,362

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	August 10, 2018	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

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